UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2014

Immunomedics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Wednesday, December 3, 2014. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of six (6) directors to serve for a one-year term ending at the 2015 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

•	the non-binding advisory vote to approve the compensation of the Company’s named executive officers;

•	the approval of the amendment and restatement of the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of the Company’s capital stock from 145,000,000 shares to 165,000,000 shares;

•	the approval of the Immunomedics, Inc. 2014 Long-Term Incentive Plan; and

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

At the close of business on October 8, 2014, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 93,133,094 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 83,272,352 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

With respect to the election of the director nominees for a one-year term ending at the 2015 Annual Meeting of Stockholders, the votes were as follows:

Name	For	Against	Abstain	Broker Non-Votes
David M. Goldenberg	37,409,281 Shares	8,301,956 Shares	221,024 Shares	37,340,091 Shares
Cynthia L. Sullivan	38,133,558 Shares	7,728,791 Shares	69,912 Shares	37,340,091 Shares
Brian A. Markison	38,161,128 Shares	7,655,706 Shares	115,427 Shares	37,340,091 Shares
Mary E. Paetzold	38,132,980 Shares	7,694,605 Shares	104,676 Shares	37,340,091 Shares
Richard L. Sherman	38,152,127 Shares	7,667,272 Shares	112,862 Shares	37,340,091 Shares
Don C. Stark	38,148,120 Shares	7,671,484 Shares	112,657 Shares	37,340,091 Shares

The non-binding advisory votes with respect to approval of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
37,108,944 Shares	8,685,404 Shares	137,913 Shares	37,340,091 Shares

The votes with respect to the approval of the amendment and restatement of the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of the Company’s capital stock from 145,000,000 shares to 165,000,000 shares were as follows:

For	Against	Abstain
65,879,171 Shares	15,314,975 Shares	2,078,206 Shares

The votes with respect to the approval of the Immunomedics, Inc. 2014 Long-Term Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
34,984,165 Shares	10,845,961 Shares	102,135 Shares	37,340,091 Shares

With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015, the votes were as follows:

For	Against	Abstain
75,263,076 Shares	7,883,680 Shares	125,596 Shares

The foregoing votes reflect that all of the director nominees were elected for a one-year term ending at the 2015 Annual Meeting of Stockholders; the compensation of the Company’s named executive officers was approved by non-binding advisory votes; the Company’s amended and restated Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock from 145,000,000 shares to 165,000,000 shares was approved; the Immunomedics, Inc. 2014 Long-Term Incentive Plan was approved; and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, dated December 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Cynthia L. Sullivan
Name:	Cynthia L. Sullivan
Title:	President and Chief Executive Officer

Dated: December 4, 2014